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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 30, 2002

IMH ASSETS CORP. (as depositor under a Series 2002-4F Indenture dated as of August 30, 2002, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2002-4F)


                                IMH Assets Corp.
                                ----------------
             (Exact name of registrant as specified in its charter)


        CALIFORNIA                   333-83600                  33-0705301
        ----------                   ---------                  ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)

1401 Dove Street
Newport Beach, California                                          92660
-------------------------                                          -----
(Address of Principal                                            (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600

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



Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

                  For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:



                     EXHIBIT NO.              DESCRIPTION
                     -----------              -----------

                     3.1 Amended and Restated Trust Agreement, dated as of August 30, 2002, among IMH Assets Corp., as Depositor, Wilmington Trust
                                              Company, as Owner Trustee and
                                              Deutsche Bank National Trust
                                              Company, as Certificate Registrar
                                              and Certificate Paying Agent,
                                              Collateralized Asset-Backed Bonds,
                                              Series 2002-4F.


                     EXHIBIT NO.              DESCRIPTION
                     -----------              -----------

                     4.1 Indenture dated as of August 30, 2002, between Impac CMB Trust
                                              Series 2002-4F, as Issuer and
                                              Deutsche Bank National Trust
                                              Company, as Indenture Trustee,
                                              Collateralized Asset- Backed
                                              Bonds, Series 2002-4F.

                     EXHIBIT NO.              DESCRIPTION
                     -----------              -----------

                     99.1 Servicing Agreement, dated as of August 30, 2002, between Impac Funding Corporation (formerly known as ICI Funding Corporation), as Master Servicer, Impac CMB
                                              Trust Series 2002-4F, as Issuer
                                              and Deutsche Bank National Trust
                                              Company, as Indenture Trustee,
                                              Collateralized Asset- Backed
                                              Bonds, Series 2002-4F.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               IMH ASSETS CORP.

                                               By:  /s/ Richard J. Johnson
                                                    ---------------------------
                                               Name:    Richard J. Johnson
                                               Title:   Chief Financial Officer

Dated: September 16, 2002

                                  EXHIBIT INDEX



                              Item 601(a) of                Sequentially
Exhibit                       Regulation S-K                Numbered
Number                        Exhibit No.                   Description                        Page
------                        -----------                   -----------                        ----
3.1                           Amended and Restated Trust Agreement, dated as of August 30, 2002, among
                              IMH Assets Corp., as Depositor, Wilmington Trust Company, as Owner
                              Trustee and Deutsche Bank National Trust Company, as Certificate
                              Registrar and Certificate Paying Agent, Collateralized Asset- Backed
                              Bonds, Series 2002-4F.

4.1                           Indenture dated as of August 30, 2002, between Impac CMB Trust Series
                              2002-4F, as Issuer and Deutsche Bank National Trust Company, as Indenture
                              Trustee, Collateralized Asset-Backed Bonds, Series 2002- 4F.

99.1                          Servicing Agreement, dated as of August 30, 2002, between Impac Funding
                              Corporation (formerly known as ICI Funding Corporation), as Master
                              Servicer, Impac CMB Trust Series 2002-4F, as Issuer and Deutsche Bank
                              National Trust Company, as Indenture Trustee, Collateralized Asset-Backed
                              Bonds, Series 2002-4F.